UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                     _________________________________

                                  FORM 8-K

                               Current Report
                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):   November 18, 2005


                    HEADLINERS ENTERTAINMENT GROUP, INC.
           ------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-33145                84-1195628
 ---------------------------------------------------------------------------
(State of Incorporation)        (Commission File        (IRS Employer
                                 Number)                 Identification No.)


                 501 Bloomfield Avenue, Montclair, NJ 07042
                 ------------------------------------------
                  (Address of principal executive offices)

                              (973) 233-1233
                       -----------------------------
                       Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 1.01 Entry Into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 2.03 Creation of a Direct Financial Obligation

     On November 18, 2005 Headliners and Cornell Capital Partners, LP terminated their Standby Equity Distribution Agreement. No shares had been sold under the Agreement.

     On November 18, 2005 Headliners refinanced the Secured Convertible Debenture that it issued to Cornell Capital Partners on August 19, 2005. The August 19 Debenture had been convertible into Headliners common stock at a conversion price of $.20. In addition, the August 19 Debenture required Headliners to make monthly payments of $400,000 plus interest that accrued at a rate of 12% per annum.

     The August 19 Debenture was replaced on November 18 by an Amended and Restated Secured Convertible Debenture dated November 17, 2005 in the principal amount of $8,192,309, representing the principal amount of the August 19 Debenture plus accrued interest. The new Debenture accrues interest at 10% per annum. No payment is required by Headliners until November 16, 2010, when the entire principal amount plus accrued interest is due. Headliners will have the option of paying the principal and interest in cash on that date or converting the balance into common stock.

     The new Debenture may be converted by Cornell Capital Partners (or by Headliners at maturity) into Headliners common stock at a conversion price equal to 80% of the lowest closing bid price during the five trading days preceding conversion. Headliners may prepay the Debenture, in whole or in part, by paying a 20% premium. Headliners' obligation under the Debenture is secured by a pledge of all of Headliners' assets and by a pledge of 100,000,000 shares of Headliners common stock.

     In connection with the refinancing, Headliners issued to Cornell Capital Partners a Warrant. The Warrant permits the holder to purchase 10,000,000 shares of Headliners common stock at $.20 per share. The Warrant expires on November 17, 2010.

Item 9.01 Financial Statements and Exhibits

Exhibits

10-a Amended and Restated Secured Convertible Debenture dated November 17,
     2005 issued by Headliners to Cornell Capital Partners, LP.

10-b Amended and Restated Pledge and Escrow Agreement dated November 17, 2005 among Headliners, Cornell Capital Partners, LP and David Gonzalez.

10-c Amended and Restated Security Agreement dated November 17, 2005 between
     Headliners and Cornell Capital Partners, LP.

10-d Warrant dated November 17, 2005 issued by Headliners to Cornell Capital
     Partners, LP.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 HEADLINERS ENTERTAINMENT GROUP, INC.


Dated: November 21, 2005         By:/s/ Eduardo Rodriguez
                                 ----------------------------
                                 Eduardo Rodriguez
                                 Chief Executive Officer